# Intellicheck Mobilisa

## NYSE Amex: IDN

## Q4 and 12 - Month Results

## 2011

*8 Mar 2012*

INTELLICHECK MOBILISA

# Safe Harbor Statement

Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "will," "believe," "expect," "anticipate", "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements. There is no assurance that the proposed changes in the company's business model will result in positive cash flows or profitability. Actual results may differ materially from the information presented here. Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking information.

# Board of Directors



**Dr. Nelson Ludlow**
Chairman and Chief Scientist



**Emil R. "Buck" Bedard**
**Lieutenant General, USMC, Retired**
Director



**Bonnie Ludlow**
Director and Senior Vice President



**Michael D. Malone**
**Vice Admiral, USN, Retired**
Director



**Woody McGee**
Director



**Guy Smith**
Director

# Management Team



Steve Williams
Chief Executive Officer



Russell Embry
Chief Technology Officer



Peter Mundy
Chief Financial Officer



Bonnie Ludlow
Senior Vice President

# Q4 and 12 - Month Results

# Q4 & 12 Month Results

* Third quarter in a row POSITIVE EBITA
* Approximately break-even for net income
* 12 - Month revenue is $12.5M
  * Up approximately 2%
  * Identity Systems are up 8%
* Highest revenue since 1994
* EBITA difference is $1.8 M


INTELLICHECK MOBILISA

# Markets


23%
46%
31%
Commercial Identity
Government Identity
Wireless

# Commercial Identity Systems

- Our Focus
  - Credit Card Issuance
  - Loyalty
  - Loss Prevention
  - Banking Operations
  - Hospitality
- Major International Bank



# Government Identity Systems

* Our Focus
  * Access Control
  * Visitor & Vendor Validation
  * Federal Facilities
    * 100+ Locations
  * State and Local
* New Customers
* Recurring Customers



# Wireless Systems

* Our Focus
  * Autonomous Active Sensor System
  * Wireless Over Water™
  * Multi-Use Platform
* Preparation for Demonstration
  * Build and Deploy Buoys
  * Market Development
    * Media Outreach


US NAVY

# Growth Initiatives

- Sales and Marketing Efforts
  - Business Development on East and West Coast
  - Sales Personnel
  - Distribution Model
- Top-Line Growth
  - Cost Monitoring


11:47 AM

# Financial Overview

# Revenue


$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$10,016,806
$12,414,579
$12,291,551
12,484,000
2008
2009
2010
2011
TOTAL
Identity Systems
Wireless Systems
Wireless Systems
Identity Systems
TOTAL

# Q4 Results

| | 2011 | 2010 | |
|---|---|---|---|
| Revenues | $2,868 | $3,047 | (6%) |
| Gross margin | 1,941 | 2,003 | (3%) |
| GM % | 67.7% | 65.7% | |
| Operating exp. | 1,954 | 2,643 | (26%) |
| Adj. EBITDA | 284 | (254) | +212% |
| Net loss | (14) | (642) | (98%) |

# 12-Month Results

| | 2011 | 2010 | |
|---|---|---|---|
| Revenues | $12,484 | $12,292 | +2% |
| Gross margin | 8,145 | 7,994 | +2% |
| GM % | 65.2% | 65.0% | |
| Operating exp. | 8,427 | 10,541 | (20%) |
| Adj. EBITDA | 875 | (939) | +193% |
| Net loss | (291) | (2,573) | (89%) |

# Liquidity

| | 2011 | 2010 | |
|---|---|---|---|
| Cash | $1,394 | $1,489 | (95) |
| Working Capital | 1,984 | 1,174 | +810 |
| Total Assets | 22,945 | 23,974 | (1,029) |
| Stockholders Equity | 19,755 | 19,786 | (31) |
| Bank Debt | - | - | |

# Market Overview

| | |
|---|---|
| Ticker Symbol: | IDN |
| Price (3/06/2012): | 1.07 |
| 52-Week High: | 1.40 |
| 52-Week Low: | 0.81 |
| Outstanding Shares: | 27.5M |
| Market Capitalization: | 29.4M |
| Management Holding: | 45% |
| Average Daily Volume (3 months): | 12,738 |

# Review of 2011

- Best revenue since the inception of the Company
  - Still a long way to go
- Significant change in EBITA with flat revenue
  - $1.8M Change
- Reduction of overhead costs
  - Restructuring of sales and marketing



# Intellicheck Mobilisa

## NYSE Amex: IDN

*Leading the Way in Identity and Wireless Systems*

INTELLICHECK MOBILISA